Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THE

EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE

COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 6 TO

SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of May 2, 2025, by and among FISCALNOTE, INC., a Delaware corporation (“Borrower Representative”), each of the undersigned Persons that are party to the Credit Agreement (as defined below) as borrowers or guarantors (together with Borrower Representative and each other Person from time to time party to the Credit Agreement as borrower or guarantor, collectively “Loan Parties”, and each, a “Loan Party”), each of the undersigned Lenders, constituting all of the Lenders as of the Sixth Amendment Effective Date, and RUNWAY GROWTH FINANCE CORP., as administrative agent and collateral agent for Lenders (in such capacity, “Agent”), and amends the terms of that certain Second Amended and Restated Credit and Guaranty Agreement dated as of July 29, 2022, by and among Borrower Representative, the other Borrowers and Guarantors party thereto, Lenders, and Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The parties hereby agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Consent to Sale of TimeBase; Release of TimeBase. Borrower Representative has notified Agent and the Lenders that it desires to consummate the TimeBase Sale. Notwithstanding Sections 7.1, 7.2 and 7.3 of the Credit Agreement and any other provision thereof or in any other Loan Document that may operate to restrict the TimeBase Sale, subject to the terms and conditions of this Amendment, the undersigned Lenders constituting Required Lenders, hereby consent to the TimeBase Sale, provided that (a) on the date of the consummation of the TimeBase Sale (the “TimeBase Sale Closing Date”), notwithstanding anything to the contrary in Section 2.2(c)(ii) and Section 2.5(b) of the Credit Agreement, Borrower Representative shall make a prepayment of the Obligations and pay the fees and Lender Expenses in the amounts and in accordance with the payment instructions as set forth in that certain Release Letter in form and substance as set forth in Exhibit A hereto, except as may be modified by mutual agreement between Lenders and Borrowers prior to the consummation of the TimeBase Sale (such letter, the “TimeBase Release Letter” and the payment of Obligations, fees and Lender Expenses pursuant to the terms of such letter, the “TimeBase Required Payment”). Notwithstanding Section 2.5(b), the prepayment of the Loans shall be applied to the Obligations as set forth in the TimeBase Release Letter. Failure to make the TimeBase Required Payment on the TimeBase Sale Closing Date in accordance with the terms of the TimeBase Release Letter shall constitute an immediate Event of Default not capable of cure.

On the TimeBase Sale Closing Date, subject to receipt by Agent of the TimeBase Required Payment, TimeBase shall be automatically released as Guarantor under the Credit Agreement and the other Loan Documents, and any security interest granted in the assets of TimeBase or in the Equity Interests of TimeBase shall be automatically released and terminated, pursuant to the terms of the TimeBase Release Letter. Agent is hereby authorized to sign the TimeBase Release Letter for itself and on behalf of Lenders.

In connection with the TimeBase Sale, the undersigned Lenders constituting Required Lenders, hereby approve, effective as of the TimeBase Sale Closing Date, adding back expenses and charges (to the extent in excess of the threshold requiring Required Lender approval) described in clause (b)(vi) of the defined term “Adjusted EBITDA” in the Credit Agreement, as set forth on the projected schedule of add-back items set forth in Appendix 1 attached hereto or such other amounts as approved in writing by Required Lenders in their sole discretion from time to time.

3. Amendments to the Credit Agreement. Upon the receipt by Agent of the TimeBase Required Payment, the Credit Agreement will be amended, without the need for further action by any party, as follows:

3.1 Section 2.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Repayment. Commencing on the Amortization Date, and continuing thereafter on each Payment Date, Borrowers shall make, consecutive monthly payments of equal installment in an amount sufficient to fully amortize, by the Term Loan Maturity Date, the aggregate outstanding original principal amount (after giving effect to any principal repayment through and including the Sixth Amendment Effective Date). Any and all outstanding Obligations, including principal and accrued and unpaid interest, the PIK Amount, the Restatement Date Final Payment, other fees and other sums, if any, shall be due and payable in full on the Term Loan Maturity Date. The Term Loans may only be prepaid in accordance with Sections 2.2(c) or (d).

3.2 The following defined terms in Exhibit A to the Credit Agreement will each be amended and restated, or added in appropriate alphabetical order, as applicable, to read as follows:

“Amortization Date” means July 15, 2026.

“Sixth Amendment Effective Date” means May 2, 2025.

“TimeBase” means TIMEBASE PTY. LTD. (ACN 064 360 658), a proprietary company limited by shares organized under the laws of Australia.

“TimeBase Sale” means the sale all of the Equity Interests in TimeBase pursuant to the TimeBase Purchase Agreement.

“TimeBase Purchase Agreement” means that certain Share Purchase Agreement, dated as of May 2, 2025, by and among Borrower Representative as seller thereunder, and Thomson Reuters (Professional) Australia Limited, as buyer thereunder.

3.3 Schedule 6.10(C) to the Credit Agreement will be amended and restated as set forth in Schedule 6.10(C) attached hereto.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each Lender that:

(a) that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Loan Party as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty);

(b) each Loan Party has the power and is duly authorized to enter into, deliver and perform this Amendment and the Credit Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally; and

(c) no Default or Event of Default has occurred and is continuing.

5. Conditions to Effectiveness. This Amendment shall become effective upon receipt by Agent of each of the following:

(a) this Amendment, duly executed by the Loan Parties and the Lenders;

(b) the TimeBase Purchase Agreement, duly executed by the parties thereto, and any other material documents and agreements entered into or delivered in connection with the TimeBase Sale that are available upon signing of the TimeBase Purchase Agreement, as Agent may reasonably request; and

(c) all Lender Expenses due through, and required to be paid on, the Sixth Amendment Effective Date pursuant to the terms of the Credit Agreement.

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6. Reaffirmation. Except as specifically amended pursuant to the terms hereof or to the extent amended and restated on the Sixth Amendment Effective Date, each Loan Party hereby acknowledges and agrees that: (i) the Credit Agreement and all other Loan Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Loan Party; (ii) this Amendment shall not in any way release or impair the rights, duties, Obligations, Liens or security interests created pursuant to the Credit Agreement and the other Loan Documents or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Sixth Amendment Effective Date, and all of such rights, duties, Obligations and Liens are, ratified and affirmed by such Loan Party; (iii) this Amendment shall not constitute a substitution or novation of such Loan Party’s Obligations or any of the other rights, duties and obligations of the parties under the Credit Agreement and the other Loan Documents; and (iv) except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or the other Loan Documents, nor constitute a waiver of any covenant, agreement or obligation under the Credit Agreement or the other Loan Documents, except to the extent that any such covenant, agreement or obligation is modified or waived hereby. Each Loan Party further acknowledges that (i) the amendments set forth herein are specific as to content and time and do not establish any course of dealing between the parties and (ii) the modifications set forth herein do not prejudice any right or remedy which Agent and Lenders may now have or may have in the future under or in connection with any Loan Document. and. Agent and Lenders expressly reserves the right to exercise any of its rights pursuant to the Loan Documents with respect to any Event of Default except for the Event of Default waived hereby.

7. Release.

(a) In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party by its execution of this Amendment, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and permitted assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Sixth Amendment Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Loan Party by its execution of this Amendment understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8. Miscellaneous.

(a) Effect of this Amendment. On and after the date hereof, (i) this Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents and (ii) each reference in the Credit Agreement, Security Agreement or Intercompany Agreement, as applicable, to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, Security Agreement or Intercompany Agreement, as applicable, as amended and/or supplemented by this Amendment.

(b) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11 (Choice of Law, Venue and Jury Trial Waiver), Section 12.3 (Indemnification), Section 12.9 (Counterparts), and Section 12.6 (Severability) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, mutatis mutandis.

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(c) Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Entire Agreement. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(e) Successors/Assigns. This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and permitted assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Loan Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

LENDERS:

RUNWAY GROWTH FINANCE CORP.

By: /s/ Thomas B. Raterman
Name: Thomas B. Raterman
Title: Chief Financial Officer and Chief Operating Officer

ORIX GROWTH CAPITAL, LLC

By: /s/ Jeff Bede
Name: Jeff Bede
Title: Managing Director

CLOVER OROCHI LLC

By: CLOVER PRIVATE CREDIT OPPORTUNITIES ORIGINATION II LP and CLOVER PRIVATE CREDIT OPPORTUNITIES ORIGINATION (LEVERED) II LP, its sole members

By: UBS O’CONNOR LLC, its investment manager

By: /s/ Rodrigo Trelles
Name: Rodrigo Trelles
Title: Managing Director

By: /s/ Baxter Wasson
Name: Baxter Wasson
Title: Managing Director

ACM ASOF VIII SAAS FINCO LLC

By: /s/ Joshua Ufberg
Name: Joshua Ufberg
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT]

BORROWERS:

FISCALNOTE, INC.

By:	/s/ Josh Resnik
Name: Josh Resnik
Title: President

CQ-ROLL CALL, INC.

By:	/s/ Josh Resnik
Name: Josh Resnik
Title: President

VOTERVOICE, L.L.C.

By:	FiscalNote, Inc., its sole manager

By:	/s/ Josh Resnik
Name: Josh Resnik
Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT]

GUARANTORS:

FISCALNOTE HOLDINGS, INC.

By: /s/ Josh Resnik
Name: Josh Resnik
Title: President

FISCALNOTE INTERMEDIATE HOLDCO, INC. (F/K/A FISCALNOTE HOLDINGS, INC.)

By: /s/ Josh Resnik
Name: Josh Resnik
Title: President

FIRESIDE 21, LLC

By: /s/ Josh Resnik
Name: Josh Resnik
Title: President

FACTSQUARED, LLC

By: /s/ Josh Resnik
Name: Josh Resnik
Title: President

PREDATA, INC.

By: /s/ Josh Resnik
Name: Josh Resnik
Title: President

CURATE SOLUTIONS, INC.

By: /s/ Josh Resnik
Name: Josh Resnik
Title: President

FRONTIER STRATEGY GROUP LLC

By: /s/ Josh Resnik
Name: Josh Resnik
Title: President

[SIGNATURE PAGE TO AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT]

TIMEBASE PTY LTD

By: /s/ Vanessa Morris
Name: Vanessa Morris
Title: Director

By: /s/ Tim Hwang
Name: Tim Hwang
Title: Director

EXHIBIT A

TIMEBASE RELEASE LETTER

__, 2025

FiscalNote, Inc.

1201 Pennsylvania Ave NW, 6th Floor

Washington, DC 20004

Re: Release of TIMEBASE PTY. LTD. (ACN 064 360 658) (“Released Guarantor”)

Ladies and Gentlemen:

Reference is made to that certain Amendment No. 6 to Second Amended and Restated Credit and Guaranty Agreement, dated as of May 2, 2025 (“Amendment”) amending that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of July 29, 2022 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), by and among FiscalNote, Inc., a Delaware corporation, certain other Persons party thereto as borrowers or guarantors from time to time, the lenders from time to time party thereto (collectively, “Lenders”, and each, a “Lender”), Runway Growth Finance Corp., as administrative agent and collateral agent for Lenders (in such capacity, together with its successors, “Agent”). Capitalized terms used but not defined in this release letter shall have the respective meanings given to them in the Amendment or Agreement, as applicable.

Required Lenders consented to the TimeBase Sale subject to the terms and conditions set forth in the Amendment. Upon Agent’s confirmation of receipt by Agent and Lenders the payment of the amounts as set forth on Schedule IA and Schedule IB hereto (such amount, the “TimeBase Prepayment Amount” and the time of such confirmation, the “TimeBase Prepayment Effective Time”), pursuant to the Amendment: (i) Released Guarantor shall be automatically released as Guarantor; (ii) any security interest granted by Released Guarantor or in Equity Interests of the Released Guarantor in connection with the Agreement shall be automatically released and terminated, including the General Security Deed dated 1 December 2023 between Released Grantor (as grantor) and the Agent (as secured party) and the Specific Security Deed dated 1 December 2023 between FiscalNote, Inc. (as grantor) and the Agent (as secured party) (“Australian Security Documents”); and (iii) the Collateral (as defined in the Australian Security Documents) is released from any security interest granted under those documents and where applicable, reassigned and retransferred to Released Grantor. Agent shall, at the written request of Released Guarantor, deliver any evidence with respect to such release as Released Guarantor may reasonably require. Within ten (10) Business Days of the TimeBase Prepayment Effective Time, the Agent must register financing change statements on the Australian Personal Property Securities Register (or equivalent in any other relevant jurisdiction) to end all registrations relating to the security interests released by this letter, including those registered by the Agent against FiscalNote, Inc. and Released Grantor on the Australian Personal Property Securities Register with Registration Numbers 202311280063147, 202312010020502, and 202312010022218. The Agent also agrees to execute and deliver, or cause to be executed and delivered, all such documents and do all such acts as FiscalNote, Inc. or Released Guarantor may reasonably require to effect, evidence or confirm the release and termination of any security interest or security agreement contemplated by this letter.

To the extent that any portion of the TimeBase Prepayment Amount received by Agent or any Lender is subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, set aside or required to be repaid to a trustee, receiver, debtor-in-possession or any other party under any bankruptcy or insolvency law, state, provincial, municipal or federal law, common law or equitable cause, then to the extent that the payment or proceeds is rescinded or must otherwise be restored, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, the Obligations or part thereof which were intended to be satisfied shall be revived and continue to be in full force and effect, as if the affected payment or proceeds had never been received, and the claims of Agent and Lenders with respect to the revived Obligations shall remain intact. Released Guarantor acknowledges that the amounts referred to above are enforceable obligations of Borrowers owed pursuant to the provisions of the Credit Agreement and confirms its agreement to the terms and provisions of this letter by returning to Agent a signed counterpart of this letter. The Released Guarantor hereby releases, discharges and acquits Agent, Lenders and each of its respective officers, directors, agents, attorneys and employees and its successors and assigns (the “Released Parties”), from all obligations to such Released Guarantor (and each of its respective successors and assigns) and from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of actions, whether in law or in equity, arising out of the Credit Agreement or the other Loan Documents or the transactions contemplated thereby on or prior to the TimeBase Prepayment Effective Time that such Released Guarantor at any time had or has, or that each of its respective successors and assigns hereafter can or may have against Agent, any Lender or each of its respective officers, directors, agents, attorneys or employees and its successors and assigns (each, a “Claim”); provided, however, that such release, discharge and acquittal shall not extend to any Claim arising out of the gross negligence or willful misconduct of any of the Released Parties.

This document may be disclosed to and relied upon by any person who has (or proposes to take) an interest in the Collateral (as defined in the Australian Security Documents).

This letter is governed by the laws of the State of New York without regard to principles of conflicts of law provided that, to the extent that any provision of this document is required to be governed by the law in New South Wales to enable the release or discharge contemplated herein to be effective in all respects, that provision will be taken to be governed by the law in New South Wales as well as the law in New York. This letter may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by telecopy or “pdf” via electronic mail shall be as effective as an original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO RELEASE LETTER]

This release letter shall become effective only when signed by Agent and accepted by Released Guarantor in the space provided below.

Very truly yours,

AGENT:

RUNWAY GROWTH FINANCE CORP.

By:
Name:
Title:

Accepted, Acknowledged and Agreed:

RELEASED GUARANTOR:

EXECUTED by TIMEBASE PTY LTD in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director
Signature of director/company secretary

Name of director (block letters)	Name of director/company secretary (block
letters)

SCHEDULE 1A AND SCHEDULE 1B TO RELEASE LETTER

Calculation of Amounts, Payment Instructions and Allocations of Payment

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SCHEDULE 6.10(C)

MINIMUM ARR – COVENANT LEVELS

[***]

APPENDIX 1 PERMITTED ADJUSTED EBITDA ADD-BACK ITEMS

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